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                                      JPMORGAN SPECIALTY FUNDS

                                     JPMORGAN H&Q TECHNOLOGY FUND

                                  SUPPLEMENT DATED FEBRUARY 19, 2003
                               TO THE PROSPECTUS DATED FEBRUARY 28, 2002



     On February 13, 2003, at a special meeting of shareholders, shareholders of JPMorgan H&Q Technology Fund approved a reorganization pursuant to which JPMorgan H&Q Technology Fund will transfer all of its assets and liabilities to JPMorgan Capital Growth Fund, in exchange for shares of JPMorgan Capital Growth Fund. The reorganization will take place on or about March 21, 2003.



                                                                  SUP-HQTECH-203